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                               T-FUND PLUS SHARES
                          A CLASS OF SHARES OF T-FUND
                       AN INVESTMENT PORTFOLIO OFFERED BY
                          TRUST FOR FEDERAL SECURITIES

                                 SUPPLEMENT TO
                                   PROSPECTUS
                               DATED MAY 31, 1996

    The "PURCHASE AND REDEMPTION OF SHARES" section beginning on page 4 is amended to read in its entirety as follows: (Except as otherwise provided herein, all capitalized terms have the meanings set forth in the Prospectus.)

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

    T-Fund Plus Shares are sold exclusively to institutional investors, such as brokers or dealers, banks, savings and loan associations and other financial institutions, and other industry professionals ("Service Organizations"), acting on behalf of themselves or their customers and customers of their affiliates ("customers"). The customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as demand deposit, custody, trust or escrow accounts) with the Service Organization. Service Organizations (or their nominees) will normally be the holders of record of T-Fund Plus Shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with the Service Organizations. Investors wishing to purchase T-Fund Plus Shares should contact their account representatives.

    Purchase orders must be transmitted by a Service Organization directly to PFPC, the Fund's transfer agent. All such transactions are effected pursuant to procedures established by the Service Organization in connection with a customer's account. T-Fund Plus Shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC.

    Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 5:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 5:30 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 5:30 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) Between 3:00 P.M. and 5:30 P.M., Eastern time, purchase orders may only be transmitted by telephone, and the Fund reserves the right to limit the amount of such orders. The Fund may in its discretion limit or reject any order for shares.

    Payment for T-Fund Plus Shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by a Service Organization is $3 million for T-Fund Plus Shares; however, Service Organizations may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for T-Fund Plus Shares for specific Service Organizations whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

    Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in T-Fund Plus Shares. (See also "Management of the Fund -- Distribution and



PIF-SP-006/P

Service Plan.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in T-Fund Plus Shares. (See also "Management of the Fund -- Banking Laws.")

REDEMPTION PROCEDURES

    Redemption orders must be transmitted to PFPC in Wilmington, Delaware, in the manner described under "Purchase Procedures," except that redemption orders placed between 3:00 P.M. and 5:30 P.M., Eastern time may only be transmitted by telephone. Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. Telephone instructions for redemptions received between 3:00 P.M. and 5:30 P.M., Eastern time, on a Business Day are received for execution on that same day, however, the Fund reserves the right to make payment for such redemptions the next Business Day. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

    Payment for redeemed shares for which a redemption order is received by PFPC by 5:30 P.M. Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same business day. Payment for redemption orders which are received on a day when PNC Bank is closed is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

    The Fund shall have the right to redeem shares in any account if, as a result of redemptions, the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's T-Fund Plus Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

    The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 5:30 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios. Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

    Fund shares are sold and redeemed without charge by the Fund. Service Organizations purchasing or holding T-Fund Plus Shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. In addition, if a customer has agreed with a particular Service Organization to maintain a minimum balance in its account with the Service Organization and the balance in such account falls below that minimum, the customer may be obliged by the Service Organization to redeem all or part of its account. A customer should, therefore, consider the terms of its account with a Service Organization before purchasing T-Fund Plus Shares. A Service Organization purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

    The date of this Supplement is November 18, 1996.